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                                  E*TRADE Funds
               Supplement dated March 9, 2004 to the prospectus of E*TRADE S&P 500 Index Fund dated November 7, 2003

            Effective May 10, 2004, the first sentence of the second paragraph under the heading "Investment Objective and Principal Investment Strategies" on page 1, the second paragraph on page 3, and the first sentence of the first paragraph under the heading "Investment Objective, Principal Investment Strategies and Related Risks" on page 6 is revised to read as follows:

            The Fund's investment objective is to provide investment results that attempt to match as closely as practicable, before fees and expenses, the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").